                                                                    EXHIBIT 10.3
                                                                    ------------

                           LIBERTY MEDIA CORPORATION
                           8101 East Prentice Avenue
                           Englewood, Colorado 80111



                                                 March 9, 1999



AT&T Corp.
295 North Maple Avenue
Basking Ridge, New Jersey 07920

          Re: Intercompany Agreement
              ----------------------

Ladies and Gentlemen:

          Reference is made to the Agreement and Plan of Restructuring and Merger, dated as of June 23, 1998, among Tele-Communications, Inc. ("TCI"), AT&T Corp. ("AT&T") and Italy Merger Corp., as amended or supplemented to the date hereof (the "Merger Agreement"). Section 7.14 of the Merger Agreement contemplates that at the Effective Time the parties will enter into an agreement having the terms set forth in Schedule 7.14 to the Merger Agreement ("Schedule 7.14"). Capitalized terms used in this letter agreement (this "Letter Agreement") and not otherwise defined shall have the meanings ascribed thereto in the Merger Agreement.

     This Letter Agreement sets forth the agreement between AT&T, on behalf of itself and the members of the Common Stock Group (as defined in the Parent Charter Amendment), and Liberty Media Corporation ("LMC"), on behalf of itself and the members of the Liberty Media Group (as defined in the Parent Charter Amendment), contemplated by Section 7.14 of the Merger Agreement.

          In consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1.   Binding Agreement. The parties acknowledge and agree that
               -----------------
Schedule 7.14 is hereby incorporated by reference as if completely restated herein, and the term "Letter Agreement" as used herein shall be deemed to refer to this letter including Schedule 7.14 as if attached hereto. This Letter Agreement constitutes a valid, binding and enforceable agreement between the parties, subject to the terms and conditions set forth herein, and shall be binding upon and inure to the benefit of the parties hereto, the members of their respective Groups (as defined in the Parent Charter Amendment) and their respective successors and assigns. AT&T shall cause each of its Controlled Affiliates (as defined below) immediately following the Effective Time, and each other Person which thereafter becomes a Controlled Affiliate of AT&T, to be bound by the terms of this Letter Agreement for so long as they remain members of the Common Stock Group. LMC shall cause each of its Controlled Affiliates immediately following the Effective Time, each of the Covered Entities (as such term is defined in the Parent Charter Amendment), and each other Person which thereafter becomes a Controlled Affiliate of LMC or of any of the Covered Entities, to be bound by the terms of this Letter Agreement for so long as they remain members of the Liberty Media Group. The term "Controlled Affiliate" shall mean, as to any Person, any other Person which such first Person Controls.

          2.   Affiliation Documentation.  The parties acknowledge that the
               -------------------------
transactions referred to in paragraph 2 of Schedule 7.14 and Exhibit 1 thereto have been documented and entered into prior to the Effective Time to the mutual satisfaction of the parties (with the affiliation arrangements between the Company and TV Guide, Inc. being substituted for the transaction referred to in
Schedule 7.14 as "Prevue Interactive Guide").

          3.   Definitive Agreement.  Upon the written request of either party,
               --------------------
AT&T and LMC shall (a) negotiate in good faith the terms and conditions of a definitive agreement (the "Definitive Agreement") which (i) would contain provisions incorporating and expanding upon the agreements set forth herein, together with other provisions customary in the case of transactions of the type described herein, and (ii) would supersede this Letter Agreement, and (b) use reasonable efforts to execute and deliver, subject to clause (a) of this Section 3, such Definitive Agreement; provided, however, that the foregoing shall not
                              --------  -------
constitute an agreement to agree and (subject to the obligation to negotiate in good faith and use reasonable efforts to enter into such Definitive Agreement) neither party shall be obligated to enter into any Definitive Agreement. Notwithstanding anything to the contrary set forth herein, until such Definitive Agreement is executed by both parties, this Letter Agreement shall continue to be a valid, binding and enforceable obligation of the parties.

          4.   Representations and Warranties. (a) AT&T represents and warrants
               ------------------------------
to LMC that (i) AT&T is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has the corporate power and authority to enter into this Letter Agreement and to carry out its obligations hereunder, (ii) the execution and delivery of this Letter Agreement by AT&T and the consummation by AT&T of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of AT&T and no other corporate proceedings on the part of AT&T are necessary to authorize this Letter Agreement or any of the transactions contemplated hereby, (iii) this Letter Agreement has been duly executed and delivered by AT&T and constitutes a valid and binding obligation of AT&T, and, assuming this Letter Agreement constitutes a valid and binding obligation of LMC, is enforceable against AT&T in accordance with its terms, (iv) none of the execution, delivery or performance of this Letter Agreement by AT&T constitutes a breach or violation of or conflicts with AT&T's certificate of incorporation or by-laws or any material agreement to which AT&T is a party or by which its properties are bound, and (v) none of such material agreements would impair in any material respect the ability of AT&T to perform its obligations hereunder.

               (b) LMC represents and warrants to AT&T that (i) LMC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into this Letter Agreement and to carry out its obligations hereunder, (ii) the execution and delivery of this Letter Agreement by LMC and the consummation by LMC of the transactions contemplated hereby have been duly authorized by all necessary action on the part of LMC and no other proceedings on the part of LMC are necessary to authorize this Letter Agreement or any of the transactions contemplated hereby, (iii) this Letter Agreement has been duly executed and delivered by LMC and constitutes a valid and binding obligation of LMC, and, assuming this Letter Agreement constitutes a valid and binding obligation of AT&T, is enforceable against LMC in accordance with its terms, (iv) none of the execution, delivery or performance of this Letter Agreement by LMC constitutes a breach or violation of or conflicts with its certificate of incorporation or by-laws or any material agreement to which LMC is a party or by which its properties are bound, and (v) none of such material agreements would impair in any material respect the ability of LMC to perform its obligations hereunder.

          5.   Governing Law.  This Letter Agreement shall be governed by, and
               -------------
construed in accordance with, the laws of the State of Delaware, without regard to principles of conflicts of laws.

          6.   Specific Performance.  Each of AT&T and LMC acknowledges and
               --------------------
agrees that money damages are not an effective remedy for violations of this Letter Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Letter Agreement or prevent any violation hereof and, to the extent permitted by applicable Law, each party waives any objection to the imposition of such relief.

          7.   Counterparts.  This Letter Agreement may be executed in
               ------------
counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

          8.   Amendments; No Waivers. This Letter Agreement shall be amended,
               ----------------------
changed,supplemented, waived or otherwise modified only by an instrument in writing signed by each of AT&T and LMC.

               (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          9.   Severability.  In case any provision in this Letter Agreement
               ------------
shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction.

          10.  Cooperation. Each of AT&T and LMC covenants and agrees with the
               -----------
other to use its reasonable best efforts to cause each member of the Common Stock Group and each member of the Liberty Group, respectively, to fulfill each of its respective obligations under this Letter Agreement.

          11.  Interpretation.  The parties acknowledge and agree that the
               --------------
language used in the Term Sheet shall be deemed to be the language chosen by the parties to express their mutual intent and no rule of strict construction shall be applied against either party.

          If the foregoing is acceptable to you, please confirm your agreement by countersigning this letter and returning an executed copy to us.

                                   Very truly yours,

                                   LIBERTY MEDIA CORPORATION, for itself and for each member of the Liberty Media Group


                                   By: /s/ Charles Y. Tanabe
                                       -----------------------------------------
                                       Name:  Charles Y. Tanabe
                                       Title: Senior Vice President



ACCEPTED AND AGREED AS
OF THE DATE FIRST ABOVE WRITTEN:

AT&T CORP., for itself and for each
member of the Common Stock Group


By: /s/ Daniel E. Somers
    --------------------------------------
    Name:  Daniel E. Somers
    Title: Senior Executive Vice President and
           Chief Financial Officer